SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) January 20, 2000
                                                 -------------------------------


                       Chase Mortgage Finance Corporation
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             (Exact name of registrant as specified in its charter)



Delaware                                 333-76801                   52-1495132
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(State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
of incorporation)                                            Identification No.)


343 Thornall Street, Edison, New Jersey                                   08837
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code (732) 205-0600
                                                   -----------------------------


                                 Not applicable
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         (Former name or former address, if changed since last report.)


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ITEM 5.  Other Events
         ------------

         Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by PaineWebber Incorporated which are hereby filed pursuant to such letter.

ITEM 7.  Financial Statements and Exhibits
         ---------------------------------

         (c) Exhibits

         Item 601(a)
         of Regulation S-K
         Exhibit No.                         Description
         -----------                         -----------

         (99) Computational Materials prepared by PaineWebber Incorporated, in connection with Chase Mortgage Finance Corporation, Multi-Class
                                             Mortgage Pass-Through
                                             Certificates, Series 2000-S1.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CHASE MORTGAGE FINANCE CORPORATION



January 21, 2000
----------------------                       /s/ Eileen Lindblom
                                             -----------------------------------
                                             Name:  Eileen Lindblom
                                             Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------



                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

(99)                    Computational Materials                         (P)
                        prepared by PaineWebber Incorporated,
                        in connection with Chase Mortgage
                        Finance Corporation, Multi-Class
                        Mortgage Pass-Through Certificates,
                        Series 2000-S1